UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2 /28 /14

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

Brazil Equity Fund

SEMIANNUAL REPORT February 28, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
13	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Brazil Equity Fund, covering the six-month period from September 1, 2013, through February 28, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The past six months have produced outstanding returns for U.S. equities. Despite periodic bouts of heightened volatility, stocks generally gained substantial value in light of a sustained U.S. economic recovery, waning concerns regarding global economic conditions, low inflation, and rising corporate earnings. Indeed, several broad measures of stock market performance reached record highs over the course of the reporting period. Companies in economically sensitive businesses generally fared best in the reporting period’s constructive environment, and small-cap stocks produced higher returns than their larger counterparts, on average.

Looking forward, we expect the U.S. economic recovery to continue to gain traction on its way to producing a 3% annualized growth rate over the next several years. We also anticipate a pickup in the global economy, led by developed nations amid ongoing monetary stimulus and reduced headwinds related to fiscal austerity and deleveraging. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 17, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2013, through February 28, 2014, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, ARX Investimentos Ltda., sub-investment adviser

Fund and Market Performance Overview

For the six-month period ended February 28, 2014, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of –6.26%, Class C shares returned –6.55%, and Class I shares returned –6.05%.1 This compares with a –1.29% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note that the fund’s portfolio managers do not use benchmark indices as a tool for active portfolio management.

Stocks in Brazil continued to lose value over the reporting period amid an economic slowdown and outflows of investment capital.The fund produced lower returns than the Index, mainly due to weakness in the materials and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of companies based, principally trading, or doing significant business in Brazil. We seek companies with sustainable earnings, attractive valuations, and high dividend yields that indicate the potential for sustainable capital growth. The fund’s portfolio is built through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

The investment process starts with a quantitative analysis where we identify and analyze approximately 200 stocks listed on the São Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Approximately 50 to 60 of those stocks are selected for further fundamental analysis, resulting in 20 to 35 qualifying stocks for investment. Finally, we define exposure limits and weights to each stock selected meeting our quantitative and fundamental criteria.

Economic Woes Weighed on Stock Prices

In contrast to recoveries in many of the world’s more developed countries, Brazil remained mired in economic weakness over the reporting period. Economic down-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

turns in China, India, and other emerging markets dampened demand for Brazil’s natural resources and led to declining export activity.

In addition, investors generally responded negatively to the nation’s fiscal and monetary policies. Brazil’s central bank attempted to forestall mounting inflationary pressures earlier in 2013 by raising short-term interest rates, which raised the cost of capital and weighed on corporate financial results. Meanwhile, the government has continued to spend heavily on social programs and tax breaks, contributing to a burgeoning budget deficit and sparking concerns regarding the country’s growing sovereign debt load. As a result, worried global investors increasingly withdrew their capital from Brazilian financial markets in favor of faster growing regions of the world, putting downward pressure on Brazil’s asset values and currency exchange rates.

Fund Holdings Produced Mixed Results

The fund encountered generally disappointing results during the reporting period among oil-and-gas producers in the energy sector and steelmakers in the materials sector. More specifically, energy giant Petroleo Brasileiro Petrobras was hurt when government regulators would not allow the company to pass the rising cost of fuel imports on to its local customers, causing corporate earnings to fall. Materials companies such as steel producer Gerdau lost value due to sluggish domestic activity and lower commodity prices.The utilities sector also detracted from the fund’s relative results as there was a meaningful increase in the risk of energy rationing in the country as the lack of rainfall drove reservoir levels to their lowest since 2001. Among individual stocks in other market sectors, laggards included logistics services provider Santos Brasil Participacoes, which encountered greater competition and falling fee income from port operations. Food producer Marfrig Global Foods lost value due to worries regarding the impact of higher interest rates on the company’s debt service and cash flows.Although the company sold assets to reduce its debt load, it has remained too leveraged to fully cover cash flow shortfalls.

The fund achieved better performance in other areas. Brazilian banks fared especially well as they recovered from earlier weakness stemming from intensifying competitive pressures. Loan delinquency rates improved after banks raised their credit standards, boosting investor confidence. Insurer BB Seguridade Participacoes benefited from rising consumer demand for insurance products. Fuel distributor Ultrapar Participacoes, ADR reported higher earnings and wider profit margins stemming from rising automobile sales and fuel consumption.

Maintaining an Emphasis on Exporters

In our analysis, the worst of the market downturn in Brazil appears to be behind us. Stocks have declined to more compelling valuations, and we have begun to detect signs of a firming global economy that could spark a recovery in export activity. While Brazil’s monetary and fiscal conditions remain troublesome, national elections scheduled for later in 2014 could bring better economic policies and improved investor sentiment.

In the meantime, we have intensified the fund’s focus on companies that tend to respond more to global economic conditions than domestic ones, such as pulp producers and mining companies. Conversely, we have maintained relatively light exposure to domestically focused retailers and other consumer-oriented companies.

March 17, 2014

Emerging markets such as those of Brazil tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program.

The fund’s concentration in securities of companies in Brazil could cause the fund’s performance to be more volatile than that of a more geographically diversified fund.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
January 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange
(BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from September 1, 2013 to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.61	$13.19	$8.42
Ending value (after expenses)	$937.40	$934.50	$939.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.99	$13.71	$8.75
Ending value (after expenses)	$1,014.88	$1,011.16	$1,016.12

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C and 1.75%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2014 (Unaudited)

Common Stocks—61.5%	Shares		Value ($)
Consumer Discretionary—4.1%
Autometal	45,535		305,865
Positivo Informatica	29,782		30,738
Santos Brasil Participacoes	41,202		263,580
			600,183
Consumer Staples—3.2%
Marfrig Global Foods	270,964	[a]	473,804
Energy—5.5%
Petroleo Brasileiro, ADR	69,930		815,384
Financial—19.4%
Aliansce Shopping Centers	68,491		515,855
Banco Bradesco, ADR	57,584		676,612
BB Seguridade Participacoes	71,965		715,123
BM&FBOVESPA	167,168		717,937
Itau Unibanco Holding, ADR	2,500		33,300
Sonae Sierra Brasil	30,165		201,464
			2,860,291
Industrial—1.4%
Embraer	109		974
Embraer, ADR	5,900		211,810
			212,784
Materials—10.9%
Gerdau, ADR	42,600		266,250
Ultrapar Participacoes, ADR	33,629		749,927
Vale, ADR	47,000		587,030
			1,603,207
Telecommunication Services—4.8%
Telefonica Brasil, ADR	2,300		42,895
Telefonica Brasil, ADR	36,010		671,586
			714,481
Utilities—12.2%
AES Tiete	42,393		267,945
Cia Paranaense de Energia, ADR, Cl. P	77,800		837,906
EDP—Energias do Brasil	105,914		403,374
Tractebel Energia	20,453		289,600
			1,798,825
Total Common Stocks
(cost $12,328,055)			9,078,959

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—37.6%		Shares	Value ($)
Consumer Discretionary—4.1%
Lojas Americanas		98,722	609,237
Energy—3.0%
Petroleo Brasileiro		76,108	441,116
Financial—13.4%
Banco Bradesco		7,173	83,546
Bradespar		38,519	350,076
Itau Unibanco Holding		31,376	417,901
Itausa—Investimentos Itau		311,698	1,128,613
			1,980,136
Materials—15.9%
Gerdau		130,273	802,278
Metalurgica Gerdau		32,851	250,927
Suzano Papel e Celulose, Cl. A		311,341	1,179,106
Vale		9,815	121,769
			2,354,080
Utilities—1.2%
Cia de Gas de Sao Paulo, Cl. A		7,924	169,649
Total Preferred Stocks
(cost $5,960,379)			5,554,218

Total Investments (cost $18,288,434)		99.1%	14,633,177
Cash and Receivables (Net)		.9%	132,859
Net Assets		100.0%	14,766,036

ADR—American Depository Receipts

a Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Financial	32.8	Telecommunication Services	4.8
Materials	26.8	Consumer Staples	3.2
Utilities	13.4	Industrial	1.4
Energy	8.5
Consumer Discretionary	8.2		99.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2014 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		18,288,434	14,633,177
Cash			117,645
Cash denominated in foreign currencies		76,632	76,482
Dividends receivable			71,956
Receivable for investment securities sold			4,295
Receivable for shares of Common Stock subscribed			2,262
Prepaid expenses			24,442
			14,930,259
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			31,286
Payable for shares of Common Stock redeemed			89,364
Accrued expenses			43,573
			164,223
Net Assets ($)			14,766,036
Composition of Net Assets ($):
Paid-in capital			26,448,262
Accumulated undistributed investment income—net			4,689
Accumulated net realized gain (loss) on investments			(8,031,818)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(3,655,097)
Net Assets ($)			14,766,036

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	10,027,498	2,493,618	2,244,920
Shares Outstanding	1,069,008	265,339	238,624
Net Asset Value Per Share ($)	9.38	9.40	9.41

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $21,355 foreign taxes withheld at source):
Unaffiliated issuers	345,880
Affiliated issuers	149
Total Income	346,029
Expenses:
Management fee—Note 3(a)	126,501
Shareholder servicing costs—Note 3(c)	42,965
Professional fees	28,746
Custodian fees—Note 3(c)	25,599
Registration fees	24,279
Distribution fees—Note 3(b)	12,787
Prospectus and shareholders’ reports	8,338
Directors’ fees and expenses—Note 3(d)	497
Loan commitment fees—Note 2	162
Miscellaneous	7,798
Total Expenses	277,672
Less—reduction in expenses due to undertaking—Note 3(a)	(66,220)
Less—reduction in fees due to earnings credits—Note 3(c)	(12)
Net Expenses	211,440
Investment Income—Net	134,589
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,623,414)
Net realized gain (loss) on forward foreign currency exchange contracts	(6,821)
Net Realized Gain (Loss)	(2,630,235)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,810,574
Net Realized and Unrealized Gain (Loss) on Investments	(819,661)
Net (Decrease) in Net Assets Resulting from Operations	(685,072)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Operations ($):
Investment income—net	134,589	436,031
Net realized gain (loss) on investments	(2,630,235)	(2,240,730)
Net unrealized appreciation
(depreciation) on investments	1,810,574	(1,988,257)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(685,072)	(3,792,956)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(288,883)	(777,130)
Class C	(39,308)	(131,780)
Class I	(72,596)	(141,407)
Total Dividends	(400,787)	(1,050,317)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,461,579	6,855,398
Class C	422,076	933,099
Class I	530,754	1,763,050
Dividends reinvested:
Class A	281,405	751,064
Class C	39,022	128,380
Class I	70,447	139,832
Cost of shares redeemed:
Class A	(6,409,581)	(13,237,047)
Class C	(1,402,865)	(1,697,730)
Class I	(1,591,768)	(2,849,661)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,598,931)	(7,213,615)
Total Increase (Decrease) in Net Assets	(7,684,790)	(12,056,888)
Net Assets ($):
Beginning of Period	22,450,826	34,507,714
End of Period	14,766,036	22,450,826
Undistributed investment income—net	4,689	270,887

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2014	Year Ended
	(Unaudited)	August 31, 2013
Capital Share Transactions:
Class Aa
Shares sold	134,452	563,264
Shares issued for dividends reinvested	27,032	58,631
Shares redeemed	(596,122)	(1,072,419)
Net Increase (Decrease) in Shares Outstanding	(434,638)	(450,524)
Class Ca
Shares sold	38,283	74,972
Shares issued for dividends reinvested	3,738	10,022
Shares redeemed	(131,885)	(140,459)
Net Increase (Decrease) in Shares Outstanding	(89,864)	(55,465)
Class I
Shares sold	48,304	140,966
Shares issued for dividends reinvested	6,748	10,891
Shares redeemed	(149,431)	(227,612)
Net Increase (Decrease) in Shares Outstanding	(94,379)	(75,755)

a	During the period ended August 31, 2013, 10,828 Class C shares representing $140,330 were exchanged for 10,795 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2014				Year Ended August 31,
Class A Shares	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	10.25		12.45	14.26	13.43	12.50
Investment Operations:
Investment income—net[b]	.08		.19	.44	.29	.06
Net realized and unrealized
gain (loss) on investments	(.70)		(1.95)	(1.95)	.65	.85
Total from Investment Operations	(.62)		(1.76)	(1.51)	.94	.91
Distributions:
Dividends from investment income—net	(.25)		(.44)	(.16)	(.10)	—
Dividends from net realized
gain on investments	—		—	(.14)	(.01)	—
Total Distributions	(.25)		(.44)	(.30)	(.11)	—
Proceeds from redemption fees	.00	[c]	—	—	—	.02
Net asset value, end of period	9.38		10.25	12.45	14.26	13.43
Total Return (%)[d]	(6.26)[e]		(14.84)	(10.60)	6.97	7.44	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.62	[f]	2.34	2.21	2.08	3.48	[f]
Ratio of net expenses to average net assets	2.00	[f]	2.04	2.21	2.08	2.50	[f]
Ratio of net investment income
to average net assets	1.42	[f]	1.52	3.35	1.90	.49	[f]
Portfolio Turnover Rate	6.71	[e]	31.53	38.60	49.44	122.59	[e]
Net Assets, end of period ($ x 1,000)	10,027		15,407	24,324	33,376	18,774

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2014				Year Ended August 31,
Class C Shares	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	10.19		12.38	14.15	13.38	12.50
Investment Operations:
Investment income (loss)—net[b]	.04		.10	.34	.17	(.03)
Net realized and unrealized
gain (loss) on investments	(.69)		(1.95)	(1.94)	.65	.89
Total from Investment Operations	(.65)		(1.85)	(1.60)	.82	.86
Distributions:
Dividends from investment income—net	(.14)		(.34)	(.03)	(.04)	—
Dividends from net realized
gain on investments	—		—	(.14)	(.01)	—
Total Distributions	(.14)		(.34)	(.17)	(.05)	—
Proceeds from redemption fees	.00	[c]	—	—	—	.02
Net asset value, end of period	9.40		10.19	12.38	14.15	13.38
Total Return (%)[d]	(6.55)[e]		(15.52)	(11.30)	6.17	6.96	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.49	[f]	3.16	3.00	2.87	4.40	[f]
Ratio of net expenses to average net assets	2.75	[f]	2.79	3.00	2.87	3.25	[f]
Ratio of net investment income
(loss) to average net assets	.67	[f]	.84	2.58	1.14	(.28)[f]
Portfolio Turnover Rate	6.71	[e]	31.53	38.60	49.44	122.59	[e]
Net Assets, end of period ($ x 1,000)	2,494		3,620	5,082	6,672	3,501

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2014				Year Ended August 31,
Class I Shares	(Unaudited)		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	10.28		12.48	14.30	13.46	12.50
Investment Operations:
Investment income—net[b]	.09		.22	.47	.33	.07
Net realized and unrealized
gain (loss) on investments	(.68)		(1.96)	(1.96)	.65	.87
Total from Investment Operations	(.59)		(1.74)	(1.49)	.98	.94
Distributions:
Dividends from investment income—net	(.28)		(.46)	(.19)	(.13)	—
Dividends from net realized
gain on investments	—		—	(.14)	(.01)	—
Total Distributions	(.28)		(.46)	(.33)	(.14)	—
Proceeds from redemption fees	.00	[c]	—	—	—	.02
Net asset value, end of period	9.41		10.28	12.48	14.30	13.46
Total Return (%)	(6.05)[d]		(14.68)	(10.41)	7.31	7.60	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.48	[e]	2.40	2.01	1.85	3.28	[e]
Ratio of net expenses to average net assets	1.75	[e]	1.80	2.01	1.85	2.25	[e]
Ratio of net investment income
to average net assets	1.67	[e]	1.76	3.54	2.17	.58	[e]
Portfolio Turnover Rate	6.71	[d]	31.53	38.60	49.44	122.59	[d]
Net Assets, end of period ($ x 1,000)	2,245		3,425	5,101	7,314	3,749

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. ARX Investimentos Ltda. (“ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are offered at net asset value generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of February 28, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	9,078,959	—	—	9,078,959
Equity Securities—
Foreign Preferred
Stocks†	5,554,218	—	—	5,554,218

† See Statement of Investments for additional detailed categorizations.

At February 28, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2013	($)	Purchases ($)	Sales ($)	2/28/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	722,000		5,112,000	5,834,000	—		—

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Brazilian issuers and other investments that are tied economically to Brazil. Because the fund’s investments are concentrated in Brazil, the fund’s performance is expected to be closely tied to social, political and economic conditions within Brazil and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $3,734,446 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2013.The fund has $1,308,037 of post-enactment short-term capital losses and $2,426,409 of post-enactment long-term capital losses that can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2013 was as follows: ordinary income $1,050,317. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from September 1, 2013 through January 1, 2015, to assume the expenses of the fund so that the total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the average daily net assets of each class.The reduction in expenses, pursuant to the undertaking, amounted to $66,220 during the period ended February 28, 2014.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and ARX, Dreyfus pays ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended February 28, 2014, the Distributor retained $783 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2014, Class C shares were charged $12,787 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2014, Class A and Class C shares were charged $17,157 and $4,262, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2014, the fund was charged $2,665 for transfer agency services and $139 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $12.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2014, the fund was charged $25,599 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2014, the fund was charged $7 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended February 28, 2014, the fund was charged $4,551 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $14,537, Distribution Plan fees $1,461, Shareholder Services Plan fees $2,465, custodian fees $17,755, Chief Compliance Officer fees $1,523 and transfer agency fees $2,320, which are offset against an expense reimbursement currently in effect in the amount of $8,775.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended February 28, 2014, redemption fees charged and retained by the fund amounted to $4,970.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2014, amounted to $1,301,796 and $7,342,172, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2014 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At February 28, 2014, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2014:

Average Market Value ($)
Forward contracts	33,317

At February 28, 2014, accumulated net unrealized depreciation on investments was $3,655,257, consisting of $1,454,499 gross unrealized appreciation and $5,109,756 gross unrealized depreciation.

At February 28, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 24, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	April 24, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)